                                 EXHIBIT 99


Louisiana-Pacific                    NEWS RELEASE
Doing something about it. TM

111 S. W. Fifth Avenue
Portland, OR 97204
503/221-0800
FAX 503/796-0107

                                     Release No. 122-10-4
                                     Contact: Barry Lacter

FOR RELEASE AT 5:55 AM PDT THURSDAY, OCTOBER 13, 1994

Louisiana-Pacific Completes Best Quarter Ever;
Nine-Month Earnings Already Surpass
Best Full-Year Results in L-P History
       (Portland, Ore.; Oct. 13, 1994) -- Louisiana-Pacific Corp. (NYSE:
LPX) today reported its best quarter ever, setting records in both earnings and sales.
       Third quarter 1994 earnings were a record $95.1 million, up 129 percent from 1993 third quarter earnings of $41.5 million. Third quarter sales of $818.4 were also a record, exceeding 1993 third quarter sales by 30 percent.
       On a per share basis, L-P earned $.86 in the third quarter of this year, compared to $.38 in the comparable quarter a year ago.
       "Both demand and pricing of structural panels -- particularly oriented strand board -- were exceptional during the quarter," said Harry A. Merlo, Louisiana-Pacific's chairman and president. "We also saw a return to profitability for our pulp business after 12 straight quarters of losses."
       Mr. Merlo said that nine-month earnings of $262.2 million already surpassed the previous full-year earnings record set last year. On a per share basis, the company earned $2.38 in the first nine months of 1994, compared to 1993 nine-month earnings of $1.78
       Louisiana-Pacific is a major building products company known for its innovation in developing high-performance, affordable, environmentally sound building materials and for its commitment to totally chlorine-free paper pulp.

LOUISIANA-PACIFIC CORPORATION
(Dollar amounts in millions except per share)

                                    Quarter Ended September 30,
                                   ----------------------------
                                     1994       1993     Change
                                   -------    -------   -------
Net sales                         $  818.4   $  629.4     30.0%
Income before taxes
  and minority interest              155.4       84.3
Net income                            95.1       41.5    129.2%
Net income per share                    .86        .38
Average shares outstanding         110,120    109,670

                                  Nine Months Ended September 30,
                                  -------------------------------
                                     1994       1993*    Change
                                   -------    -------   -------
Net sales                         $2,291.1   $1,875.2     22.2%
Income before taxes
  and minority interest              427.4      329.3
Income                               262.2      194.9     34.5%
Income per share                       2.38       1.78
Average shares outstanding         110,120    109,670


SALES BY QUARTER (In millions)

                1st        2nd       3rd       4th        Year
              ------     ------    ------    ------      ------
1993          $649.2     $596.6    $629.4    $636.1    $2,511.3
1994           698.0      774.7     818.4

EARNINGS BY QUARTER (In millions)
                1st        2nd       3rd       4th        Year
              ------     ------    ------    ------      ------
1993*         $ 87.7     $ 65.7    $ 41.5    $ 59.5    $  254.4
1994            85.2       81.9      95.1

EARNINGS PER SHARE BY QUARTER
                1st        2nd       3rd       4th        Year
              ------     ------    ------    ------      ------
1993*         $  .80     $  .60    $  .38    $  .54    $   2.32
1994             .77        .75       .86

*Does not include cumulative effects of accounting changes

LOUISIANA-PACIFIC CORPORATION -- CONSOLIDATED SUMMARY OF EARNINGS
(Dollar amounts in millions except per share) (Unaudited)

                               Quarter Ended      Nine Months Ended
                               September 30          September 30
                             -----------------    -----------------
                              1994      1993        1994      1993
                             -------   -------    -------   -------
Net sales                   $ 818.4   $ 629.4     $2,291.1  $1,875.2
                             -------   -------    -------   -------
Costs and expenses:
Cost of sales                 576.6     462.6      1,622.2   1,321.3
Depreciation and cost of
  timber harvested             52.9      51.5        148.5     134.8
Selling and administrative     33.8      29.9         92.0      85.7
Interest expense                2.2       2.9          7.4       9.8
Interest income                (2.5)     (1.8)        (6.4)     (5.7)
                             -------   -------     -------   -------
Total costs and expenses      663.0     545.1      1,863.7   1,545.9
                             -------   -------     -------   -------
Income before taxes,
  minority interest and
  accounting changes          155.4      84.3        427.4     329.3
Provision for income taxes    (59.0)    (42.8)      (162.4)   (134.4)
Minority interest in income
  of consolidated subsidiary   (1.3)     (0.0)        (2.8)     (0.0)
                              -------   -------     -------   -------
Income before accounting
  changes                      95.1       41.5        262.2    194.9
Cumulative effects of
  accounting changes, net
  of income taxes of $1.9       ---        ---         ---     (10.4)
                              -------   -------     -------   -------
Net income                  $  95.1    $  41.5     $  262.2  $ 184.5
                              =======   =======     =======   =======
Earnings per share:
Income before accounting
  changes                   $    .86   $    .38    $    2.38 $   1.78
Cumulative effects of
  accounting changes            ---        ---         ---       (.09)
                              -------   -------     -------   -------
Net income                  $    .86   $    .38    $   2.38  $   1.69
                              =======   =======     =======   =======
Cash dividends per share    $   .125   $    .11    $    .36  $    .32
                              =======   =======     =======   =======
Average shares outstanding    110,120   109,670     110,120   109,670

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LOUISIANA-PACIFIC CORPORATION
CONSOLIDATED SUMMARY OF EARNINGS
(Dollar amounts in millions except per share) (Unaudited)



NOTES:

(1) Earnings per share is based on the weighted average number of shares of common stock outstanding during the periods (110,120,000 in 1994 and 109,670,000 in 1993). The effect of common stock equivalents is not material. The number of shares and per share data have been retroactively adjusted for stock splits.

(2) The effective income tax rate is based on estimates of annual amounts of taxable income, foreign sales corporation income and other factors. These estimates are updated quarterly.

(3) Determination of interim LIFO inventories requires estimates of year-end inventory quantities and costs. These estimates are revised quarterly and the estimated annual change in LIFO inventory reserves is expensed over the remainder of the year.

(4) The cumulative effects of accounting changes relates to the adoption of two Financial Accounting Standards Board Statements during the first quarter of 1993. Adoption of Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" resulted in a charge of $3.2 million or $.03 per share, net of $1.9 million in income taxes. Adoption of Statement No. 109, "Accounting for Income Taxes" resulted in a charge of $7.2 million or $.06 per share.

LOUISIANA-PACIFIC CORPORATION
SALES AND OPERATING PROFIT BY MAJOR PRODUCT GROUP
(Dollar amounts in millions) (Unaudited)


                              Quarter Ended        Nine Months Ended
                               September 30           September 30
                            ------------------     -----------------
                               1994      1993        1994      1993
                             -------   -------     -------   -------
Sales:
  Structural panel products $  327.8  $  240.2    $  904.1  $  753.4
  Lumber                       225.5     203.4       689.0     603.1
  Other panel products          62.5      53.9       179.9     143.5
  Other building products      137.2     114.1       371.4     305.4
                             -------   -------     -------   -------
  Total building products      753.0     611.6     2,144.4   1,805.4
  Pulp                          65.4      17.8       146.7      69.8
                             -------   -------     -------   -------
    Total sales             $  818.4  $  629.4    $2,291.1  $1,875.2
                             =======   =======     =======   =======
Export sales                $  105.3  $   55.0    $  264.3  $  198.5
                             =======   =======     =======   =======
Operating profit:
  Building products         $  172.5  $  119.5    $  493.8  $  429.3
  Pulp                           2.1     (14.4)      (13.9)    (43.5)
                             -------   -------     -------   -------

     Total operating profit    174.6     105.1       479.9     385.8

Unallocated expense, net       (19.5)    (19.7)      (51.5)    (52.4)
Interest, net                     .3      (1.1)       (1.0)     (4.1)
                             -------   -------     -------   -------
Income before taxes,
  minority interest and
  accounting changes        $  155.4  $   84.3    $  427.4  $  329.3
                             =======   =======     =======   =======

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LOUISIANA-PACIFIC CORPORATION
SUMMARY OF PRODUCTION VOLUMES
(Volume amounts stated in millions except pulp and as a percent of normal capacity)



                          Quarter Ended            Nine Months Ended
                          September 30               September 30
                         ---------------            ---------------
                         1994       1993            1994       1993
                         ----       ----            ----       ----
Inner-Seal/OSB,
  sq ft 3/8" basis      874  99%  797   93%      2,606  99%   2,330  90%

Softwood plywood,
  sq ft 3/8" basis      423 112%  408  114%      1,237 109%   1,144 106%

Lumber, board ft        504  87%  469   90%      1,565  90%   1,336  86%

Particleboard,
  sq ft 3/4" basis       95 108%   93  110%        281 107%     272 107%

Medium Density
  Fiberboard,
  sq ft 3/4" basis       61 111%   56  103%        178 108%     153  93%

Hardboard,
  sq ft 1/8" basis       56 106%   49   94%        166 105%     141  89%

Hardwood veneer,
  sq ft surface
  measure                68 107%   64  106%        204 107%     194 108%

Pulp, thousand
  short tons            115  75%   79   52%        309  67%     188  41%

Chips, units            508       568            1,678        1,575
